                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                          STATER BROS. HOLDINGS INC.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



                Delaware                                33-0350671
----------------------------------------    ----------------------------------
(State of Incorporation or Organization)             (IRS Employer
                                                    Identification No.)


             21700 Barton Road
             Colton, California                            92324
----------------------------------------    -----------------------------------
(Address of principal executive offices)                (zip code)




Securities to be registered pursuant to Section 12(b) of the Act:

              Title of Each Class                 Name of Each Exchange on
              to be so Registered                  Which Each Class is to be
              -------------------                         Registered
                                                          ----------

    9% Senior Subordinated Notes due 2004           American Stock Exchange



Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
--------------------------------------------------------------------------------
                               (Title of class)

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

         The information called for by this item is incorporated by reference to the information set forth under the caption entitled "Description of the New Notes" in the Prospectus included in the Registrant's Registration Statement on Form S-4 (Registration No. 333-34113), as filed on August 21, 1997 with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and as amended by Amendment No. 1 to the Registration Statement filed with the Commission on October 10, 1997 and Amendment No. 2 to the Registration Statement filed with the Commission on October 17, 1997.

Item 2.  Exhibits.
         --------
Exhibit No.              Description
-----------              -----------

1(1)     Specimen 9% Senior Subordinated Note due 2004

2(2)     Indenture


-------------------------------------
(1) Previously filed as Exhibit 4.3 to Amendment No. 1 to the Registrant's Registration Statement on Form S-4 (File No. 333-34113) and incorporated herein by reference.

(2) Previously filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-4 (File No. 333-34113) and incorporated herein by reference.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                 STATER BROS. HOLDINGS INC.
Date:  December 18, 1997                         By: /s/ Bruce D. Varner
                                                     ---------------------------
                                                            Bruce D. Varner
                                                              Secretary

                                 EXHIBIT INDEX
                                 -------------

                                                                                  Sequentially Numbered
                                                                                  Page in Registration
EXHIBIT                    DESCRIPTION OF EXHIBIT                                 Statement
-------                    ----------------------                                 --------------------
 1(1)                      Specimen 9% Senior Subordinated Note
                           due 2004                                                        N/A

 2(2)                      Indenture                                                       N/A

-------------------------------
(1) Previously filed as Exhibit 4.3 to Amendment No. 1 to the Registrant's Registration Statement on Form S-4 (File No. 333-34113) and incorporated herein by reference.

(2) Previously filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-4 (File No. 333-34113) and incorporated herein by reference.